AMENDMENT NO. 1 TO KEY EMPLOYEE AGREEMENT

         AMENDMENT NO. 1, by and among Palomar Medical Technologies, Inc., a Delaware corporation (the "Company") and Michael H. Smotrich ("Employee"), dated as of May 15, 1999 (this "Amendment"), to Key Employee Agreement, dated as of April 1, 1998, between the Company and Employee.

                              W I T N E S S E T H :

         WHEREAS, the Company and Employee are parties to a Key Employee Agreement dated as of April 1, 1998 (the "Agreement");

         WHEREAS, the Company and Employee wish to amend the Agreement upon the terms and subject to the conditions set forth herein; and

         NOW THEREFORE, in consideration of the premises and the covenants contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. AMENDMENT. Section 2.2(e) of the Agreement is amended by deleting the final two sentences thereof and replacing them in their entirety by the following: "If, however, a change in control of the Company should occur followed by termination of your employment (either without Cause or as a result of your resignation) at any time during the term of this Agreement, then you shall be entitled to receive as severance pay three times your Base Salary as then in effect in a lump sum payment in addition to all earned incentive compensation in accordance with EXHIBIT A attached. For purposes of this Agreement "change in control" shall be deemed to be (i) the sale of all or substantially all of the assets of the Company; (ii) any person, together with its affiliates and associates (as defined in Rule 12b-2 under the Securities Exchange Act of 1934, or any successor rule thereto) shall become the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act), including by merger or otherwise, of more than fifty percent (50%) of the total voting power of all classes of voting stock of the Company; or (iii) that any person, together its affiliates and associates (as defined in Rule 12b-2 under the Securities Exchange Act of 1934, or any successor rule thereto) has succeeded as the result of or in response to actual or threatened election contests, whether by settlement or otherwise, in having elected to the Board of Directors of the Company, whether at one time or on a cumulative basis, a sufficient number of nominees who were not nominees of the Board of Directors or the management of the Company to constitute (x) more than thirty percent (30%) of the members of the Company's Board of Directors, rounded down to the nearest whole number, if the number of directors on the Company's Board is eight or less, or (y) more than forty percent (40%) of the members of the Company's Board, rounded down to the nearest whole number, if the number of directors on the Company's Board is nine or more.

         2. EFFECTIVENESS. From and after the date hereof, all references in the Agreement to the Agreement shall be deemed to be references to such Agreement as amended hereby.

         3. AGREEMENT. Except as amended by this Amendment, the Agreement shall remain in effect in accordance with its terms.

         4. MISCELLANEOUS. (a) This Amendment shall be construed and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

                  (b) This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. This Amendment may be executed and delivered by a party by a telephone line facsimile transmission bearing a signature on behalf of such party transmitted by such party to the other party.

                  (c) Section and paragraph headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  (d) Any provision of this Amendment that is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

                  (e) No amendment or waiver of any provision of this Amendment shall in any event be effective unless the same shall be in writing and signed by the party to be charged with enforcement thereof and any such waiver shall be effective only in the specific instance and for the specific instance and for the specific purpose for which given. No failure on the part of any party to exercise, and no delay in exercising, any right under this Amendment shall operate as a waiver thereof by such party. No single or partial exercise of any right under this Amendment shall preclude any other or further exercise thereof or the exercise of any other right.

         IN WITNESS WHEREOF, the parties hereto have executed, delivered and made effective this Amendment as of May 15, 1999.

                                         PALOMAR MEDICAL TECHNOLOGIES, INC.

                                         BY:   /s/      Louis P. Valente
                                               ---------------------------------
                                               Name:    Louis P. Valente
                                               Title:   Chief Executive Officer

/s/ Michael H. Smotrich
-------------------------------
Michael H. Smotrich